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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                ----------------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 19, 2007
                        (Date of earliest event reported)

                                ----------------
                            FEDERAL-MOGUL CORPORATION
             (Exact Name of Registrant as specified in its Charter)
                                ----------------

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)


              1-1511                                38-0533580
     (Commission File Number)          (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48033
   (Address of Principal Executive Offices)                      (Zip Code)


                                 (248) 354-7700
              (Registrant's Telephone Number, Including Area Code)
                                ----------------

Check the appropriate box below if the Form 8-K filings is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.  Results of Operations and Financial Condition.

On April 19, 2007, Federal-Mogul Corporation issued a press release announcing its earnings for the three months ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.


99.1   Press release dated April 19, 2007.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 19, 2007




                                         FEDERAL-MOGUL CORPORATION



                                         By:            /s/ Robert L. Katz
                                                  ------------------------------
                                                  Name:  Robert L. Katz
                                                  Title: Vice President
                                                         and General Counsel

                                  EXHIBIT INDEX


99.1  Press Release dated April 19, 2007.